UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 24, 2009

Arno Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52153	52-2286452
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Campus Drive, 2nd Floor, Parsippany, NJ	07054
(Address of principal executive offices)	(Zip Code)

(862) 703-7170
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the employment agreement dated June 1, 2007, between Arno Therapeutics, Inc. (the “Company”) and Scott Z. Fields, M.D., the Company’s President and Chief Medical Officer, the term of Dr. Field’s employment with the Company expires on May 31, 2009.  On February 24, 2009, Dr. Fields notified the Company that he does not intend to continue his employment beyond May 31, 2009.  Dr. Fields has informed the Company that he intends to devote more time for clinical practice following his employment with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arno Therapeutics, Inc.

Date: February 27, 2009	By:	/s/ Brian Lenz
Brian Lenz
Chief Financial Officer